                                  SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14c INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Check the appropriate box:

|_| Preliminary information statement       |_|   Confidential, for use by the
                                                  Commission Only (as permitted
                                                  by Rule 14c-5(d)(2))
|X| Definitive information statement

                              RVM INDUSTRIES, INC.
                  (Name of Registrant as Specified in Charter)

                       JOHN J. STITZ, RVM INDUSTRIES, INC.
          753 WEST WATERLOO ROAD, AKRON, OHIO 44314-1519;(330)753-4545
              (Name of Person(s) Filing the Information Statement)


         Payment of filing fee (check the appropriate box):

         |X|      No fee required

         |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

         |_|      Fee paid previously with preliminary materials

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                              RVM INDUSTRIES, INC.
                             753 WEST WATERLOO ROAD
                              AKRON, OH 44314-1519


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD SEPTEMBER 9, 1998


TO THE SHAREHOLDERS OF RVM INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of RVM Industries, Inc. (the "Company") for the fiscal year ended March 31, 1998 will be held at the Akron West Hilton, 3180 W. Market Street, Fairlawn, Ohio on September 9, 1998 at 10:00 a.m., Eastern Standard Time, for the following purposes:

         1. To elect two (2) persons as directors of the Company for a term of three (3) years and one (1) person as a director of the Company for a term of two (2) years; and

         2. To amend the RVM Industries, Inc. Stock Option Plan (formerly the Ravens Metal Products, Inc. Stock Option Plan) to increase by 100,000 shares the number of shares with respect to which the Board of Directors is authorized to grant options thereunder; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

The directors have set the close of business on August 3, 1998 as the record date for the Annual Meeting. Shareholders of record at the close of business on the record date have the right to receive notice of and to vote at the Annual Meeting and any adjournments thereof. Management of the Company is not soliciting proxies in connection with the Annual Meeting, and shareholders are requested NOT to send proxies to the Company.


                                             Nicholas T. George
                                             Secretary


Akron, Ohio
August 10, 1998

                              RVM INDUSTRIES, INC.
                              INFORMATION STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 1998

GENERAL INFORMATION

This Information Statement is being furnished to shareholders of RVM Industries, Inc., a Delaware corporation (the "Company"), on or about August 10, 1998, in connection with the Annual Meeting of Shareholders of the Company, to be held at the Akron West Hilton, 3180 W. Market Street, Fairlawn, Ohio at 10:00 a.m., Eastern Standard Time, on September 9, 1998 and at any adjournment thereof (the"Meeting"). The Company's principal executive offices are located at 753 W. Waterloo Road, Akron, Ohio 44314-1519; telephone (330) 753-4545.

                   WE ARE NOT ASKING YOU FOR A PROXY, AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

VOTING SECURITIES AND RECORD DATE

Only shareholders of record at the close of business on August 3, 1998 (the "Record Date") have the right to receive notice of and to vote at the Meeting and any adjournment thereof. As of the Record Date, 1,936,755 shares of the Company's $.01 par value common stock (the "Common Stock") were issued and outstanding. There were no shares of preferred stock of the Company issued and outstanding as of the Record Date, and there are presently no such shares issued and outstanding. Each shareholder of record is entitled to one vote for each share held.

Under Delaware law and the Company's Certificate of Incorporation and By-Laws, if a quorum is present at the Meeting, the nominees for election as directors who receive the greatest number of votes cast for the election of directors at the Meeting by the shares present and entitled to vote will be elected as directors. The election of directors is the subject of Proposal No. 1, which is presented below. An abstention from voting any share with respect to the election of a nominee for director will have the practical effect of a vote against the nominee. A broker non-vote with respect to any share will not affect the election of a director, since the share is not considered present for voting purposes. Proposal No. 2, also discussed below, reflects a recommendation by the Board of Directors to amend the Company's Stock Option Plan to increase the number of shares with respect to which options can be granted thereunder to key personnel. An abstention from voting any share on Proposal No. 2, or a broker non-vote with respect thereto, will have the practical effect of a vote against Proposal No. 2. However, Jacob Pollock can ensure the election of any or all of the nominees for director by voting his shares in favor of such nominee or nominees, and he can assure passage of Proposal No. 2 by voting his shares in favor thereof. (See "Vote of Principal Shareholder," below). One-third of the outstanding shares of the Common Stock is required to be present in person or by proxy at the Meeting to constitute a quorum for the transaction of business.

VOTE OF PRINCIPAL SHAREHOLDER

Jacob Pollock, Chairman of the Board and Chief Executive Officer, who owns 82.09% of the Common Stock, has advised the Company that he intends to vote his shares for the election of each nominee for director (Proposal No. 1) and for the amendment to increase the number of shares with respect to which options can be granted under the Company's Stock Option Plan (Proposal No. 2). Thus, the required vote is assured, and it is expected that each nominee will receive the necessary votes for election and that the amendment to the Stock Option Plan will be adopted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the knowledge of the Company, the only owner of record or holder, as of August 3, 1998, of more than 5% of the Company's Common Stock is set forth in the following table:


                         NAME AND
TITLE OF                 ADDRESS OF                    AMOUNT AND NATURE OF                  PERCENT
CLASS                    BENEFICIAL OWNER              BENEFICIAL OWNERSHIP                 OF CLASS
Common Stock             Jacob Pollock                         1,589,918(1)                   82.09%
                         753 W. Waterloo Road
                         Akron, Ohio 44314

(1) Jacob Pollock has sole voting and investment power with respect to the listed shares.

The following table shows the number of shares of the Company's Common Stock beneficially owned directly or indirectly by each director and nominee, each named executive officer and by all directors and executive officers of the Company as a group, as of August 3, 1998.


TITLE OF                NAME OF                       AMOUNT AND NATURE OF               PERCENT
CLASS                   BENEFICIAL OWNER              BENEFICIAL OWNERSHIP               OF CLASS
Common Stock            Jacob Pollock                      1,589,918(2)                   82.09%
                        Nicholas T. George                    57,690(3)                    2.98%
                        C. Stephen Clegg                           0                       0.00%
                        Richard D. Pollock                    81,535(3)                    4.21%
                        Lowell P. Morgan                           0                       0.00%

                        All directors and                  1,671,453                      86.30%
                        officers as a group
                        (6 persons).

(2) Jacob Pollock has sole voting and investment power with respect to the listed shares.

(3) 57,690 shares are held in an irrevocable trust for the benefit of Richard Pollock's children. Richard Pollock and Nicholas T. George, as co-trustees, equally share voting and investment power with respect to these shares. 19,230 shares listed for Richard Pollock are owned by his spouse; Mr. Pollock disclaims beneficial ownership of these shares. The remaining 4,615 shares are owned directly by Mr. Pollock.

No Preferred Stock is currently outstanding.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Two (2) current directors, whose terms are expiring, are proposed for re-election at the Meeting to serve for a term of three (3) years; provided, however, that each would continue to serve thereafter until his successor were elected and qualified. One (1) new director also is proposed for election at the Meeting to serve for a term of two (2) years or until his successor is elected and qualified.

The following information is furnished with respect to the two current directors who have been nominated for re-election as directors of the Company, each of whom has agreed to serve a three-year term if re-elected:


NAME                         AGE                DIRECTOR                 PRINCIPAL OCCUPATION;
                                                  SINCE                  BUSINESS EXPERIENCE
                                                                         & OTHER DIRECTORSHIPS
C. Stephen Clegg              48                May 3, 1991              Chairman of the Board of Directors
                                                (For term                and Chief Executive Officer of
                                                expiring in              Diamond Home Services, Inc., a
                                                2001)                    marketer and contractor of installed
                                                                         home improvement products, since
                                                                         February 1996; Chairman of the Board of
                                                                         Directors of Mid-West Spring
                                                                         Manufacturing Company, Inc., a
                                                                         manufacturer of specialty springs, and
                                                                         Globe Building Materials, Inc., a
                                                                         manufacturer of home building products,
                                                                         for more than five years; and Director
                                                                         of Birmingham Steel Corporation.


Richard D. Pollock            42                May 3, 1991              President of the Company since
                                                (For term                March 31, 1997;  President of Albex
                                                expiring in              since May 1991; Vice President of J.
                                                2001)                    Pollock & Company since February
                                                                         1990; and prior to joining J. Pollock &
                                                                         Company, Vice President and then
                                                                         President of Barmet Aluminum Corporation
                                                                         for more than five years. Richard
                                                                         Pollock is the son of Jacob Pollock.

The following information is furnished with respect to the one nominee for election as director who has agreed to serve a two-year term if elected:


Louis N. Strike               52                (For term                Managing Director and Partner of
                                                expiring in              Ballenger, Strike and Associates
                                                2000)                    LLP, management consultants, from
                                                                         January 1996 to present; President,
                                                                         CINPAC, Inc., a food processing and
                                                                         packaging contractor, from April 1992 to
                                                                         December 1995.

Each of the following individuals is a member of the Board of Directors, whose present term of office will continue beyond the Meeting for the period indicated:


Jacob Pollock                 74                May 3, 1991              Chairman of the Board of Directors,
                                                (Term expires in         Chief Executive Officer, and
                                                1999)                    Treasurer since May 3, 1991, the
                                                                         date he acquired controlling interest in
                                                                         the Company; Chairman of the Board and
                                                                         President of J. Pollock & Company, a
                                                                         company principally engaged in the sale
                                                                         of aluminum, private investment, and
                                                                         consulting, since April 1989; Chief
                                                                         Executive Officer of Barmet Aluminum
                                                                         Corporation, an aluminum company, from
                                                                         1949-1989; Director of Mid- West Spring
                                                                         Manufacturing Company, Inc., Diamond
                                                                         Home Services, Inc. and several
                                                                         nonpublic companies.

Nicholas T. George            54                May 3, 1991              Attorney; Secretary of the Company
                                                                         since May 1991; President of the law
                                                                         firm of Nicholas T. George &
                                                                         Associates from 1979 to 1997;
                                                                         joined the law firm of Buckingham,
                                                                         Doolittle & Burroughs as a partner
                                                                         in 1997.

BOARD OF DIRECTORS

During the fiscal year ended March 31, 1998, the Company's Board of Directors held three regular meetings. Each director attended all meetings of the Board and all committees on which he served during the fiscal year.

The Company has a standing Audit Committee of the Board of Directors, currently composed of Richard Pollock, Chairman, and Nicholas T. George. Functions of the Audit Committee include recommending the independent public accountants to be engaged by the Company, approving the scope of the audit performed by the independent public accountants, reviewing with the independent public accountants the financial statements and their accompanying report, and reviewing the Company's system of internal controls. The Audit Committee held two meetings during the fiscal year ended March 31, 1998.

The Board of Directors does not have a standing Nominating Committee. The functions of a nominating committee are performed by the Board of Directors as a whole.

The Company's Board of Directors has a standing Compensation Committee composed of Jacob Pollock, Chairman, and C. Stephen Clegg. The Compensation Committee did not meet during the fiscal year ended March 31, 1998.

The Board's Pension Committee is currently composed of Jacob Pollock, Chairman, and Nicholas T. George. Functions of this committee include administration of the plans and recommending amounts of contributions by the Company to the plans. The Committee did not meet during the fiscal year ended March 31, 1998.

The Stock Option Committee consists of Jacob Pollock, Chairman, and Richard Pollock. The Stock Option Committee is responsible for administering the RVM Industries, Inc. Stock Option Plan. The Committee met once during the fiscal year ended March 31, 1998.

EXECUTIVE OFFICERS

Mr. Morgan, age 64, previously was employed by the Company from 1959 to 1983. During his former tenure with the Company, he served as an officer and director for many years. Subsequently, he was Product Manager for East Manufacturing Corporation from 1983-1990 and Vice President of Travis Body and Trailer, Inc. from 1990-1991. All his former employers manufactured truck trailers.

Mr. Stitz, age 42, a Certified Public Accountant, received an M.B.A. degree from The Wharton School of the University of Pennsylvania in 1988 and a B.S. degree in Accounting from Wake Forest University in 1978. He served as Chief Financial Officer of Environmental Tectonics Corporation, a manufacturer, from 1988-1989, and as Assistant to the Chairman of Strick Companies, a manufacturer and lessor of truck trailers, in 1990. He was employed by Coopers & Lybrand, CPAs, from 1978-1984.

Officers serve at the pleasure of the Board of Directors without specific terms of office. All other executive officers are directors; information concerning these persons appears above under the caption "Proposal No. 1, Election of Directors."

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of copies of Forms 3, 4 and 5 furnished to the Company during or with respect to the fiscal year ended March 31, 1998, the Company is not aware of any person subject to Section 16 of the Securities Exchange Act of 1934 with respect to the Company who failed to file on a timely basis reports required by Section 16(a) during the most recent fiscal year or prior fiscal years, except that Jacob Pollock, Richard Pollock and Nicholas George, each an officer and director of the Company, John Stitz and Lowell Morgan, each an officer of the Company, and
C. Stephen Clegg, a director of the Company, each filed a late Form 5 containing one transaction that was not reported on a timely basis.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table discloses compensation in excess of $100,000 awarded to, earned by or paid to any executive officer:


       NAME AND PRINCIPAL             FISCAL                                                           ALL OTHER
            POSITION                   YEAR              SALARY                   BONUS               COMPENSATION
                                                                                                          (1)
Jacob Pollock (2)                      1998             $127,600                   $ 0                     $ 0
 Chief Executive Officer
Richard D. Pollock (2)                 1998              183,700                     0                    5,511
  President
Lowell P. Morgan                       1998              $82,944                 $21,580                 $1,045
  President, Ravens, Inc.              1997              $82.975                 $20,836                 $1,038
                                       1996              $82,300                 $21,945                 $1,042


(1) Amount contributed to the named person's 401(k) plan account.

(2) Jacob Pollock and Richard D. Pollock did not receive any cash or noncash compensation from the Company until January 1, 1998. The Company paid $330,000, $428,000 and $314,000 in 1998, 1997 and 1996, respectively, to J. Pollock &
Company for general management services. The compensation disclosed was paid by the Company from January 1, 1998 to March 31, 1998 and by J. Pollock & Company from April 1997 to December 31, 1997.

In 1993, RVM adopted a Stock Option Plan which provides for the granting of options to acquire up to 50,000 shares of the Company's Common Stock. The Plan authorizes the granting of incentive stock options to employees of the Company and nonqualified stock options to employees, officers and directors, whether or not on the Company's payroll or otherwise paid for services. The Plan provides that the option price shall not be less than 100% (110% in the case of a person owning more than 10% of the Company's stock) of the current market price of the stock on the date of the grant and that the term of the option shall be fixed at the date of the grant. The Plan terminates on July 7, 2003.

Directors of RVM are paid $1,000 for Board of Directors meetings which they attend. Additional compensation is not paid for committee meetings. In 1995, C. Stephen Clegg and Nicholas T.

George were each granted options to purchase 250 shares of Common Stock. The options have an exercise price of $4.00 per share and expire on April 7, 1999. In 1998, Mr. Clegg and Mr. George were each granted options to purchase 1,000 shares of Common Stock. The options have an exercise price of $12.00 per share and expire on March 27, 2003.

The following table discloses for each of the named executive officers information regarding stock options granted during 1998:


                                                           OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                                                Potential Realizable
                                                                                                  Value at Assumed
                                              Individual Grants                                Annual Rates of Stock
                                                                                               Price Appreciation for
                                                                                                  Option Term (2)
                     ------------------------------------------------------------------- ----------------------------------
                        Number of         % of total
                        Securities         Options         Exercise
                        Underlying        Granted to       or Base
                         Options          Employees         Price         Expiration
       Name              Granted          in Fiscal         ($/sh)           Date            5%($)            10%($)
                           (#)             Year (1)
-------------------  ----------------  ---------------- -------------- ----------------- -------------  -------------------
Jacob                     4,000              13.3%         $13.20           3/27/03         $ 8,480           $24,520
Pollock

Richard D.                4,625              15.4           12.00           3/27/03          15,355            33,901
Pollock

Lowell P.                 2,200               7.3           12.00           3/27/03           7,304            16,126
Morgan

(1) The Company granted options representing 30,021 shares to employees during 1998.

(2) The dollar amounts in these columns represent the value of the options assuming 5% and 10% rates of appreciation from the market price of the Common Stock at the date of grant. These appreciation rates are required by the Securities and Exchange Commission when the "Potential Realizable Value" alternative is used and are not intended to represent a forecast of the Company's stock price. Actual gains, if any, in the stock price and on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions.

The following table discloses certain additional information regarding options held by the named executive officers:


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------

                                                            Number of Securities                 Value of Unexercised In-the-
                                                           Underlying Unexercised                 Money Options at March 31,
                                                         Options at March 31, 1998                         1998 ($)
                                                                    (#)
                                                  ---------------------------------------- ----------------------------------------
                      Shares
                     Acquired         Value
      Name              on           Realized        Exercisable         Unexercisable        Exercisable         Unexercisable
                     Exercise
                        (#)
----------------- --------------- --------------  -----------------  --------------------- ------------------ ---------------------
Jacob                                                   4,000                  0                  $ 0                  $0
Pollock

Richard D.                                              4,625                  0                    0                   0
Pollock

Lowell P.                                               4,700                  0                 20,000                 0
Morgan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company's Board of Directors consists of Jacob Pollock, Chief Executive Officer, and C. Stephen Clegg. Mr. Pollock is a Director and Mr. Clegg is Chairman of the Board of Directors of Mid-West Spring Manufacturing Company, Inc. and Diamond Home Services, Inc., public companies, and Globe Building Products, Inc., a nonpublic company. Mr. Pollock is a member of the Compensation and Benefits Committee of the Board of Directors of Mid-West Spring Manufacturing Company, Inc.

REPORT OF COMPENSATION COMMITTEE

The Committee has not formulated policies for compensation to Mr. Pollock or other executive officers which relate compensation to corporate performance. The compensation of each executive officer is determined by negotiation between the executive officer and Mr. Pollock subject to the approval of the Committee and the Board of Directors.

                                            By:      Jacob Pollock, Chairman
                                                     C. Stephen Clegg

PERFORMANCE GRAPH

The following line graph shows a comparison of cumulative total returns, assuming reinvestment of dividends, for a hypothetical investment of $100 made on March 31, 1993 in the Common Stock of the Company, the NASDAQ Composite Index and an index of peer companies ("peer group") selected by the Company. The peer group consists of the following companies: Dorsey Trailers, Inc., Featherlite Mfg., Inc., Miller Industries, Inc./TN, Wabash National Corp., Supreme Industries, Inc., Easco, Inc., International Aluminum Corporation and Tredegar Industries, Inc.

Fruehauf Trailer Corp. ceased business in 1998, was deleted from the peer group, and was replaced by Supreme Industries, Inc. Easco, Inc., International Aluminum Corporation, and Tredegar Industries, Inc. manufacture aluminum extrusions, among other products, and were added to the peer group to provide peer companies to the Albex portion of the Company.

The Company believes that the large returns in 1998 and 1997 are due to J.C. Bradford & Co. making a market in the Company's Common Stock beginning in the first quarter of 1997 and Herzeg Heine Guduld making a market beginning in the fourth quarter of 1998. In addition, the Company retained investor relations consultants in January 1998. Prior to May 1996, the Company's Common Stock did not actively trade, but a market maker quoted bid prices and traded shares infrequently.



                               RVM              NASDAQ          PEER
                           INDUSTRIES,         COMPOSITE        GROUP
                               INC.              INDEX

3/31/93                       100.00            100.00         100.00
3/31/94                     1,000.00            107.73         110.68
3/31/95                     2,500.00            118.41         144.91
3/31/96                     1,875.00            158.64         127.74
3/31/97                    13,750.00            177.02         162.95
3/31/98                    30,000.01            265.99         226.87




                                     [GRAPH]

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

J. Pollock & Company, wholly owned by Jacob Pollock, a Director and majority shareholder of RVM, purchases materials and provides or contracts for certain administrative services for the Company and charges the Company at its cost. Such transactions totaled $634,151 in 1998. J. Pollock & Company provided management services to the Company under agreements which terminated on December 31, 1997. The Company paid $330,000 in 1998 for these services. $2,872 was owed at March 31, 1998.

The Company leases office and manufacturing space from a corporation in which Richard Pollock and Bruce Pollock are shareholders. The lease has a term of five years expiring December 31, 1999 at a monthly base rent of $9,300 with annual increases determined by the change in the Consumer Price Index, plus the Company's share of utilities, real estate taxes, insurance, and property maintenance. The Company paid approximately $116,000 in 1998. Richard Pollock and Bruce Pollock are sons of Jacob Pollock.

Since September 1, 1997, the Company has leased office space from Pollock Real Estate, Ltd., of which Jacob Pollock and his wife are members. The lease is for three years expiring August 31, 2000 at a monthly base rent of $5,500 plus the Company's share of utilities, real estate taxes, insurance and property maintenance. The Company paid $44,192 in 1998.

The Company purchased aluminum materials from The Aluminum Warehouse, Inc., of which Richard Pollock and his family are shareholders, totaling $114,356 in 1998. $7,801 was owed at March 31, 1998. The Company sold aluminum extrusions to The Aluminum Warehouse, Inc. totaling $1,306,480 in 1998. $222,657 was owed at March 31, 1998.

The Company hired temporary personnel from Flex-Team Incorporated, wholly owned by the Jacob Pollock Irrevocable Trust, of which Richard Pollock and other family members are beneficiaries, totaling $160,518 in 1998. $47,993 was owed at March 31, 1998.

See Notes 2 and 12 to the consolidated financial statements regarding acquisitions from and notes payable to related parties. See Notes 5 and 6 to the consolidated financial statements regarding guarantees of certain debt of the Company by related parties. The financial statements are included in the 1998 Annual Report being delivered with this Information Statement and also were filed as part of the Company's Annual Report on Form 10-K for its fiscal year ended March 31, 1998.

Management believes that the terms of the above transactions are comparable to those which would have been obtainable from unaffiliated sources.

                                 PROPOSAL NO. 2
                         AMENDMENT OF STOCK OPTION PLAN
                          TO INCREASE AUTHORIZED SHARES

On July 7, 1993, the Board of Directors adopted the Ravens Metal Products, Inc. Stock Option Plan (the "Plan"). The Plan was subsequently approved by the holders of a majority of the Company's Common Stock at the annual meeting of shareholders held September 9, 1993. Following the Company's reorganization the Plan was renamed the "RVM Industries, Inc. Stock Option Plan." The purpose of the Plan is to provide the Company with a means of attracting and retaining the services of directors, executive personnel and key employees and to advance the interests of the Company and its shareholders by affording to certain key directors, officers and employees, upon whose judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity to acquire and retain a proprietary interest in the Company by ownership of its Common Stock.

The Plan authorizes the grant from time to time of both incentive stock options ("ISOs"), which qualify under Section 422 of the Internal Revenue Code, and nonqualified stock options ("NQSOs"). ISOs may be granted only to employees and officers of the Company or any now existing or subsequently acquired or created subsidiary. NQSOs may be granted to employees, officers or directors, whether or not on the Company's payroll or otherwise paid for services.

The number of shares of the Company's Common Stock which may be subject to options granted under the Plan is 50,000. Such shares may be either authorized but unissued shares or shares acquired by the Company, including shares purchased in the open market, as shall be determined by the Board of Directors. Shares subject to options which are no longer exercisable shall then become available for issuance pursuant to other options. The Company proposes to increase by 100,000 shares the number of shares that may be subject to options granted under the Plan. Upon approval of Proposal No. 2, the aggregate number of shares which may be subject to options granted under the Plan will be 150,000.

INDEPENDENT PUBLIC ACCOUNTANTS

No independent public accountants have yet been selected or recommended to the shareholders because the Company desires to maintain flexibility regarding the choice of auditors. Under the Company's by-laws and Certificate of Incorporation, the authority to select the Company's independent public accountants is reserved to the Board of Directors. Ernst & Young LLP served as the Company's independent public accountants for the fiscal year ended March 31, 1998. Management of the Company wishes to reserve the right to reevaluate this choice with regard to the current fiscal year, although Ernst & Young LLP has not resigned or been terminated, and the Company has no definitive intention to change auditors at this time. A representative of Ernst & Young LLP is not expected to be present at the Meeting.

At a meeting held on December 15, 1997, the Board of Directors of the Company approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending March

31, 1998 to replace Coopers & Lybrand L.L.P., who were dismissed as auditors of the Company. The Audit Committee of the Board of Directors approved the change in auditors on December 15, 1997.

The reports of Coopers & Lybrand L.L.P. on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended March 31, 1997, and in the subsequent interim period, there were no disagreements with Coopers & Lybrand L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused Coopers & Lybrand L.L.P. to make reference to the matter in their report.

SHAREHOLDERS' PROPOSALS

All proposals intended to be presented by a shareholder at the 1999 Annual Meeting of the Company's Shareholders must be received by the Company no later than June 10, 1999 at the Company's offices addressed to 753 W. Waterloo Road, Akron, Ohio 44314-1519, for inclusion in the Company's proxy material or Information Statement for the 1999 Annual Meeting of Shareholders.

The Company's 1998 Annual Report is being delivered to shareholders with this Information Statement. A copy of the Company's Form 10-K for the fiscal year ended March 31, 1998, as filed with the Securities and Exchange Commission, may be obtained from the Company by following the procedure described in the 1998 Annual Report under the caption "Form 10-K."

                                    By Order of the Board of Directors,



                                    Nicholas T. George
                                    Secretary




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